SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 11, 2003

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events and Regulation FD Disclosure

 On February 11, 2003, Riviera Holdings Corporation announced through a press release its fourth quarter, 2002, financial results. A copy of the press release disclosing those results is filed as an exhibit hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99   Riviera Holdings Corporation Press Release dated February 11, 2003.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2003                            RIVIERA HOLDINGS CORPORATION


                                                     By: /s/ Duane Krohn
                                                        Treasurer and CFO

                                  EXHIBIT INDEX

Exhibit
Number                           Description

  99       Riviera Holdings Corporation Press Release dated February 11, 2003.